                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)           November 15, 2000
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                     FIRST USA BANK, NATIONAL ASSOCIATION
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            (Exact name of registrant as specified in its charter)

            (As Servicer on behalf of FIRST CHICAGO MASTER TRUST II)



Laws of the United States               0-16337                51-0269396
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(State or other jurisdiction of       (Commission            (IRS Employer
 incorporation or organization)       File Number)       Identification Number)




201 North Walnut Street, Wilmington, Delaware                    19801
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(Address of principal executive offices)  (Zip Code)


                  302/594-4117
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Registrant's telephone number, including area code

Item 5.  Other Events

     The Registrant's hereby incorporated by reference the information contained in Exhibit 28 hereto in response to this Item 5.



Item 7.  Financial Statements and Exhibits

     (c)   Exhibits

      28A.     Excess Spread Analysis

      28B.     Monthly Servicer's Certificate -
               Floating Rate Credit Card Certificates Series 1995-M Floating Rate Credit Card Certificates Series 1995-O Floating Rate Credit Card Certificates Series 1995-P Floating Rate Asset Backed Certificates Series 1996-Q Floating Rate Asset Backed Certificates Series 1996-S Floating Rate Asset Backed Certificates Series 1997-U Floating Rate Asset Backed Certificates Series 1998-V Floating Rate Asset Backed Certificates Series 1999-W Floating Rate Asset Backed Certificates Series 1999-X Floating Rate Asset Backed Certificates Series 1999-Y

      28C. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M

      28D. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O

      28E. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P

      28F. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q

      28G. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S

      28H. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

      28I. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-V

      28J. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-W

      28K. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X

      28L. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-Y

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST USA BANK, NATIONAL ASSOCIATION
                                        As Servicer



                                        By:  /s/ Tracie H. Klein
                                             -------------------------------
                                             Name:  Tracie H. Klein
                                             Title:  First Vice President



Date:  November 15, 2000
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                               INDEX TO EXHIBITS


Exhibit Number      Description of Exhibit
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      28A.          Excess Spread Analysis

      28B.          Monthly Servicer's Certificate -
                    Floating Rate Credit Card Certificates Series 1995-M Floating Rate Credit Card Certificates Series 1995-O Floating Rate Credit Card Certificates Series 1995-P Floating Rate Asset Backed Certificates Series 1996-Q Floating Rate Asset Backed Certificates Series 1996-S Floating Rate Asset Backed Certificates Series 1997-U Floating Rate Asset Backed Certificates Series 1998-V Floating Rate Asset Backed Certificates Series 1999-W Floating Rate Asset Backed Certificates Series 1999-X Floating Rate Asset Backed Certificates Series 1999-Y

      28C. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M

      28D. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O

      28E. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P

      28F. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q

      28G. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S

      28H. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

      28I. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-V

      28J. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-W

      28K. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X

      28L. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-Y